Exhibit 99.1

May 9, 2019 Q1 2019 Earnings Conference Call

2 Safe Harbor Statement This presentation includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act and Section 21 E of the Securities Exchange Act of 1934 , as amended, regarding our business strategy, our prospects and our financial position . These statements can be identified by the use of forward - looking terminology such as “believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties . These statements are based on current expectations of future events . If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections . Important factors that could cause actual results to differ materially from such forward - looking statements include, without limitation, risks related to the following : q Increasing competition in the communications industry; and q A complex and uncertain regulatory environment. A further list and description of these risks, uncertainties and other factors can be found in the Company’s SEC filings which are available online at www . sec . gov, www . shentel . com or on request from the Company . The Company does not undertake to update any forward - looking statements as a result of new information or future events or developments .

3 Use of Non - GAAP Financial Measures Included in this presentation are certain non - GAAP financial measures that are not determined in accordance with U . S . generally accepted accounting principles . These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with U . S . generally accepted accounting principles . Management believes these measures facilitate comparisons of our operating performance from period to period and comparisons of our operating performance to that of our peers and other companies by excluding certain differences . Shentel utilizes these financial performance measures to facilitate internal comparisons of our historical operating performance, which are used by management for business planning purposes, and also facilitates comparisons of our performance relative to that of our competitors . In addition, we believe these measures are widely used by investors and financial analysts as measures of our financial performance over time, and to compare our financial performance with that of other companies in our industry .

4 Chris French President and CEO

5 First Quarter 2019 Highlights ▪ Revenue ▪ $158.8 million in Q1'19 compared with $154.1 million in Q1'18. ▪ Operating Income ▪ $24.8 million in Q1'19 compared with $16.8 million in Q1'18. ▪ Net Income ▪ $13.9 million in Q1'19 compared with $6.6 million in Q1'18. ▪ Adjusted OIBDA ▪ $73.0 million, representing a 45.9% Adjusted OIBDA margin, in Q1'19 compared with $68.7 million and 44.6% in Q1'18.

6 Wireless Highlights ▪ Continued Growth ▪ Operating revenue $115.7 million, up 2.5% over Q1'18 ▪ Postpaid customers 800,952, an increase of 3.4% over Q1'18 ▪ Prepaid customers 267,220, an increase 6.8% over Q1'18 ▪ Adjusted OIBDA $61.8 million, up 7.4% over Q1'18 QTD Wireless Adjusted OIBDA (in millions) Wireless PCS Customers

7 Cable Highlights ▪ Continued Growth ▪ Operating revenue $33.7 million, up 6.3% over Q1'18 ▪ RGUs 139,504, up 4.5% over Q1'18 ▪ Adjusted OIBDA $12.1 million, up 3.1% over Q1'18 QTD Cable Adjusted OIBDA (in millions) Cable RGUs *Includes approximately 4,800 RGUs with the addition of Big Sandy on February 28, 2019

8 Wireline Highlights ▪ Revenue and Adjusted OIBDA declines driven primarily by affiliate backhaul circuit repricing. ▪ Continued stability in Wireline subscriber base. QTD Wireline Adjusted OIBDA (in millions) Wireline Statistics

9 Jim Woodward SVP of Finance and CFO

10 Consolidated Results ($ in thousands, except per share amounts) Consolidated Quarterly Results Three Months Ended: 3/31/19 3/31/18 Change ($) Change (%) Operating revenue $ 158,843 $ 154,138 $ 4,705 3.1 % Operating expenses $ 134,056 $ 137,384 $ (3,328) (2.4)% Operating income $ 24,787 $ 16,754 $ 8,033 47.9 % Net income $ 13,910 $ 6,583 $ 7,327 111.3 % Net income per share: Basic $ 0.28 $ 0.13 $ 0.15 115.4 % Diluted $ 0.28 $ 0.13 $ 0.15 115.4%

11 Adjusted OIBDA by Segment - Quarterly Results Adjusted OIBDA by Segment Three Months Ended March 31, 2019 (in thousands) Wireless Cable Wireline Other Consolidated Operating income $ 25,337 $ 5,703 $ 4,346 $ (10,599) $ 24,787 Non - cash amortization of deferred contract costs (4,211) (237) (64) (2) (4,514) Depreciation and amortization 31,050 6,458 3,533 138 41,179 Share - based compensation expense — — — 1,714 1,714 Benefit received from the waived management fee 9,628 — — — 9,628 Actuarial (gains) losses on pension plans — — — (38) (38) Other 19 136 — 65 220 Adjusted OIBDA 61,823 12,060 7,815 (8,722) 72,976 Waived management fee (9,628) — — — (9,628) Continuing OIBDA $ 52,195 $ 12,060 $ 7,815 $ (8,722) $ 63,348 Adjusted OIBDA Margin 53.5% 35.8% 41.3 % N/A 45.9 % Q1'18 Adjusted OIBDA 57,561 11,692 8,131 N/A 68,671 Q1'18 Continuing OIBDA 48,513 11,692 8,131 N/A 59,623 % increase (decrease) in Adjusted OIBDA 7.4% 3.1% (3.9)% N/A 6.3% % increase (decrease) in Continuing OIBDA 7.6% 3.1% (3.9)% N/A 6.2%

12 Wireless Segment – Change in Adjusted OIBDA Q1'19 vs. Q1'18 (millions) ▪ Adjusted OIBDA growth of 7.4% to $61.8 million for the quarter ended March 31, 2019. 51.0% Adj OIBDA Margin 53.5% Adj OIBDA Margin Revenue Impact $3.3 Expense Impact $1.0

13 Cable Segment – Change in Adjusted OIBDA Q1'19 vs. Q1'18 (millions) 36.9% Adj OIBDA Margin 35.8% Adj OIBDA Margin ▪ Adjusted OIBDA growth of 3.1% to $12.1 million for the quarter ended March 31, 2019.

14 Wireline Segment – Change in Adjusted OIBDA Q1'19 vs. Q1'18 (millions) 41.3% Adj OIBDA Margin 41.3% Adj OIBDA Margin

15 Capitalization - Q1'19 vs. Q1'18 (millions) 2.93x Leverage Ratio 2.61x Leverage Ratio 4.02% Eff. Int. Rate 3.78% Eff. Int Rate 2.95x Leverage Ratio 2.42x Leverage Ratio ▪ Leverage ratio and effective interest rate declined. ▪ Voluntary debt payment of $15.0 million.

16 Dave Heimbach EVP and COO

17 Wireless Subscriber Changes - Q1'19 Year Over Year (in thousands) 15.7 38.3 19.2 15.2 15.7 38.3 26.1 17.0

18 Wireless - Postpaid Metrics ARPU** Gross Additions / Net Change* Churn ▪ Postpaid gross and net additions at an all - time high for a first quarter. ▪ Organic postpaid net additions increased 5,855 subscribers year over year.* ▪ The new Sprint rate card combined with changes in promotional discounting moderated the pace of ARPU erosion.** * Q1'18 net change includes 38,343 for the Richmond Expansion Area. ** Refer to the Appendix for a trend of Postpaid ARPU for the last five quarters.

19 Wireless - Prepaid Metrics ARPU ** Gross Additions / Net Change * Churn ▪ Prepaid gross additions up 2.2% over Q1'18. ▪ Churn improved 28 basis points over Q1'18 on the reliability of our network and the strength of the Boost brand. ▪ Prepaid ARPU increased, up 2.7% from Q1'18 as a result of a greater mix of Boost branded subscribers in 2019. * Q1'18 net change includes 15,691 for the Richmond Expansion Area. ** Refer to the Appendix for a reconciliation of Wireless segment operating revenues to Prepaid ARPU.

20 Cable - RGUs and Average Revenue ■ Video ■ Broadband ■ Voice ▪ 1.7% growth in average monthly revenue per RGU primarily due to broadband. ▪ Broadband penetration increased from 35.2% to 37.7%. ▪ Added approximately 4,800 RGUs with the addition of Big Sandy. Average Monthly Revenue per RGU * Average Monthly Revenue per Customer * * Refer to the Appendix for a reconciliation of Cable segment operating revenue to average revenue per RGU and per customer r ela tionship. Revenue Generating Units (RGU)

21 Capital Expenditures - Investing in the Future Capex Spending ($ millions) ▪ 2019 Capex Budget Estimates ▪ 17% Upgrades and Expansion of Acquired Territories ▪ 22% Network Expansion ▪ 27% Network Capacity ▪ 21% Network Maintenance ▪ 13% Success - Based ▪ Cable Capex now includes integration costs and planned upgrades related to the Big Sandy acquisition.

22 Q&A

23 Appendix

24 Wireless Average Monthly Billed Revenue per Subscriber - Postpaid and Prepaid * Represents a quarterly average ** Average monthly billed revenue per subscriber = (billed revenue excluding write - offs*1,000) / average subscribers / 3 months ($ in thousands, except subscribers and revenue per subscriber amounts) Q1'18 Q1'19 Postpaid billings $ 93,290 $ 97,476 Adjustment for write - offs 5,336 4,873 Postpaid billings excluding write - offs $ 98,626 $ 102,349 Average postpaid subscribers* 760,631 796,953 Average monthly billed revenue per postpaid subscriber** $ 43.22 $ 42.81 Prepaid billings $ 26,341 $ 29,533 Average prepaid subscribers* 239,075 261,069 Average monthly billed revenue per prepaid subscriber** $ 36.73 $ 37.71

25 Wireless - Average Revenue per User (ARPU) Trend Postpaid ARPU Prepaid ARPU

26 Cable - Non - GAAP Financial Measure Average Revenue * Represents a quarterly average **ARPU calculation = (video, broadband & voice revenue * 1,000) / average subscribers / 3 months ($ in thousands, except subscriber and per subscriber amounts) Q1'18 Q1'19 Service revenue $ 28,471 $ 29,705 Fiber, FUSC, pass - through and other 1,944 2,552 Internal revenue (1,031) (1,469) Video, broadband and voice revenue 29,384 30,788 Other miscellaneous revenue 2,327 2,921 Total operating revenue $ 31,711 $ 33,709 Average Subscribers* Revenue generating units (RGUs) 132,865 136,911 Average customer relationships 77,893 81,197 Average Revenue Per User (ARPU)** Revenue generating units (RGUs) $ 73.72 $ 74.96 Customer relationships $ 125.75 $ 126.39

27 Cable - Metrics As of March 31, 2018 2019 Homes passed 184,975 189,613 Total revenue generating units 133,439 139,504 Customer relationships 78,397 83,859 RGUs per customer relationship 1.70 1.66 Video Revenue generating units 45,555 44,119 Penetration 24.6% 23.3 % Digital video penetration 75.8% 85.7 % Broadband Revenue generating units 65,141 71,549 Penetration 35.2% 37.7 % Voice Revenue generating units 22,743 23,836 Penetration 12.3% 12.6%

28 Fiber and Tower Highlights Fiber ▪ Cable and Wireline total fiber lease revenue of $12.0 million is stable year - over - year. ▪ Annual FTTT revenue of $3.1 million, an increase of 10.7% year over year. Tower ▪ 211 towers generated $3.0 million of revenue in Q1'19, up 3.4% from Q1'18 . ▪ $1.7 million driven by external customers. QTD Mobile Tower Revenue (in millions) Mobile Tower OIBDA (in millions) QTD Fiber Lease Revenue (in millions) Q1'18 Q1'19 Operating income $ 1.5 $ 1.1 Deprec. and Amort. 0.5 0.7 Adjusted OIBDA $ 2.0 $ 1.8

29 Fiber Network - DOCSIS 3.1 Deployment ▪ 61% of homes passed are now capable of supporting 1Gbps ▪ 96% of homes passed are now capable of supporting at least 100Mbps